Preliminary 2007 Second Quarter Earnings July 30, 2007 2:30 PM ET Contact ResCap Investor Relations at (888) 440-8851 or investorrelations@rescapholdings.com

Forward Looking Statements In this presentation and comments by GMAC LLC ("GMAC") and Residential Capital, LLC ("ResCap") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10- K for ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for ResCap; our ability to maintain an appropriate level of debt; recent developments in the residential mortgage market, especially in the nonprime sector; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. 2

ResCap – Q2 2007 Key Metrics

U.S. Residential Finance

- US mortgage market remains volatile and credit has weakened as expected
- Actions taken to reduce nonprime exposure and limit nonprime production helped performance

Business & Warehouse Lending

- Nonprime warehouse exposure greatly reduced
- Business lending remains stable despite continued pressure in sector
- Credit remains manageable

International Business

- UK market facing headwinds, offset by tightened lending standards. Downside limited by reduced residual position
- Europe and Latin America production expanded to support overall international growth

Capital & Liquidity

- Capital and liquidity even stronger than Q1 2007

RESCAP

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2002 2003 Fixed Income 0.3 3.6 2002 2003 Fixed Income 4 15.3 2002 2003 Fixed Income 44.6 18 Warehouse Lending Receivables Total: $3.9B ResCap - Nonprime Risk Reduced nonprime exposure: Held for Sale portfolio decreased through sales and lower production Steady asset run-off in the Held for Investment portfolio Successful loan restructuring / sales in the warehouse lending business Loan Servicing Portfolio Total: $460.5B Nonprime Prime 2002 2003 Fixed Income 14 86 14% Held For Investment Total: $62.7B Held For Sale Total: $19.3B As of 6/30/07 8% 21% 71% 4

During the second quarter, ResCap originated $27.2 billion Originated $0.7 billion of nonprime product compared to $6.1 billion in Q2 2006 Total Q2 2007 sales were $25.8 billion U.S. nonprime HFS is $1.9 billion, a decrease of $1.2 billion from $3.1 billion at Q1 ResCap - U.S. HFS Portfolio Q2 2007 Distribution of $25.8B (Issuance and whole loan sales) Q2 2007 Production of $27.2B Prime Conforming Prime Nonconforming Government Nonprime Prime Second-lien Non-Agency Public Securitizations Agency Non-Agency Whole Loans 5

Prime Nonconforming HFI Runoff 2002 574.5 2003 5187.5 2004 6571.1 2005 14136 2006 13386.4 ResCap - U.S. HFI Portfolio U.S. HFI Nonprime Portfolio by Vintage at 6/30/07($41.9B) U.S. HFI Portfolio by Product at 6/30/07 ($59.6B)* Prime Conforming Prime Second Lien Nonprime U.S. HFI portfolio declined by $2.4 billion during Q2 Nonprime decreased $3.1 billion to $41.9 billion or 70% of the portfolio Prime increased $633 million to $17.6 billion or 30% of the portfolio; driven by strategy to grow prime loan portfolio U.S. nonprime HFI reduction of $3.1 billion due primarily to runoff Over 60% of runoff was in 2005 and 2006 vintage Full year 2007 nonprime run-off estimate revised to be approximately $15 billion * Included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" 6 Government

ResCap - Warehouse Lending & Servicing Warehouse Receivables: Warehouse Lending Receivables declined to $3.9 billion Nonprime exposure only $0.3 billion, or 8% of Warehouse Lending Receivables Nonprime exposure decreased by approximately $0.7 billion or 70% from approximately $1.0 billion at 3/31/07 Experienced additional losses related primarily to nonprime exposure Total Q2 2007 net charge-off was $295 million Allowance at the end of Q2 2007 stands at $52 million Further tightened controls over credit management Servicing Portfolio: 3.5 million U.S. homeowners as of 06/30/07 U.S. Servicing portfolio increased to $425 billion at Q2 2007, an increase of $43 billion or 11% from Q2 2006 ResCap ranked #6 in U.S. servicing ResCap is the #1 subservicer in the U.S. with $66 billion subservicing portfolio as of 06/30/07 Servicing fees totaled $452 million in Q2 2007, a $66 million or 17% increase compared to Q2 2006 7

ResCap - Business Lending & International 8 Business Lending Business remains profitable even as weakness in the U.S. housing market continues to pose significant challenges to the homebuilding industry Lending in healthcare and resort finance helped to offset weaknesses within residential construction business Residential construction business was impacted as a result of: Buyer affordability issues impacting business lending counterparties Lower lot option fees, lower model home gains, and lower income on real estate investments Actions are being taken to manage through this difficult environment and we anticipate continued profitability in the second half of 2007 International Year-over-year performance improvement continued in Q2 Despite challenging competition, loan production up from last year Positive gain on sale offset by higher provisions U.K. market, while still favorable, features increasing competition and tighter margins Assuming a more conservative risk posture - holding underwriting standards steady Sold majority of UK residual positions in the first half of 2007

ResCap - Held for Investment Portfolio - Credit Quality



Nonaccrual Loans as a % of total MLHFI *
9.2%
9.1%
9.2%
9.0%
8.4%
8.3%
9.2%
10.5%
11.9%
14.0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

- Asset quality weaker due to continuing slow housing market and stress in nonprime mortgage market
- Nonprime assets continue to drive increase in delinquencies and nonaccruals



Net charge-offs as a % of total MLHFI *
0.2%
0.2%
0.2%
0.1%
0.2%
0.2%
0.2%
0.3%
0.3%
0.4%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

- On the securitized domestic HFI portfolio, ResCap's net exposure limited to $1.0 billion first loss position at 6/30/07
- Charge-offs continue to rise as the portfolio seasons and the market remains under pressure
- Current loan loss allowance has increased to 2.71% compared to 2.54% in Q1 2007

** MLHFI – Mortgage Loans Held for Investment. The total MLHFI is $62.7 billion for quarter ended 6/30/07, $65.3 billion for quarter ended 3/31/07, $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income"*

RESCAP

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2005 Warehouse lending customers began experiencing severe stress during Q4 2006 and continued into the Q2 2007 The significant decrease in nonaccrual loans was due to loan restructurings and charge-offs Construction lending has added $130 million to nonaccrual status during the second quarter as a result of continued weakness in the residential homebuilder sector Net charge-offs of warehouse receivables for Q2 2007 were $295 million Allowance for loan losses in the Lending Receivable portfolio decreased to 2.47% for Q2 2007 from 2.66% at the end of 2006 ResCap - Lending Receivables - Credit Quality 10 2006 2005 2006 2007 2007 * Total lending receivables are $11.1 billion for quarter ended 6/30/07, $12.9 billion for quarter ended 3/31/07, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of Total Lending Receivables Net charge-offs as a % of Total Lending Receivables

ResCap - Liquidity Cash and cash equivalents of $3.7 billion at the end of Q2 2007 Issued $4 billion of unsecured debt in the second quarter Ended Q2 with $7.5 billion in equity Includes $0.5 billion capital contribution made by GMAC in April, for a total of $1.0 billion contributed by GMAC to date in 2007 Strong levels of contingent liquidity available Executed $2.1 billion in new committed funding facilities in the quarter Anticipate continued access to global markets * MINT I was established in Q2 2007 and increased outstanding liquidity by $25B on a temporary basis until Q3 when the predecessor structure (MINT) will be replaced 11

ResCap - 2007 Outlook Q2 results, while still weak, showed a marked improvement compared to Q1 results despite challenging conditions in the U.S. mortgage market Multiple actions taken to mitigate risk have begun to show results Business lending operations stable despite certain credit concerns International operations continue to grow Current capitalization and liquidity are ample However, U.S. mortgage market remains weak and volatile Expect continued improvement in ResCap's earnings performance in the second half of the year Should real estate market pressures continue, expect ResCap's current liquidity and capital position to be sufficient to operate throughout the cycle Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth 12

ResCap - Condensed Income Statement 13